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                                                                    Exhibit 99.8



Deal           CBASS 2004-CB6
Account        Declaration
Bond           AA, A
Comments:      BE CDR, Collateral Cum loss and WAL
               Fwd libor:
               100% PPC, 12 month lag, @ a 45% & 55% loss severity to fail, to maturity.
               Fwd+150:
               100% PPC, 12 month lag, @ a 45% & 55% loss severity to fail, to maturity.

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
                              SCENARIO                             1                 2                 3                 4
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                                 RATES                         Forward           Forward         Forward+150       Forward+150
                                 SPEED           %pricing        100%             100%               100%             100%
                      DEFAULT SEVERITY                            45%               55%               45%               55%
                   DEFAULT P&I ADVANCE                           100%             100%               100%             100%
                  DEFAULT RECOVERY LAG             Months         12               12                 12               12
                              TRIGGERS                           Fail             Fail               Fail             Fail
                          CLEANUP CALL                        To Maturity       To Maturity       To Maturity       To Maturity
                       DEFAULT BALANCE                      Current Balance   Current Balance   Current Balance   Current Balance
                       CPR = CDR + CRR   Capped at prepay
                            CPR =  CRR       PSA standard      CPR = CRR         CPR = CRR         CPR = CRR         CPR = CRR
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                  INITIAL
                    BOND          SUB-
CLASS   RATINGS     SIZE    ORDINATION
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
A         AAA       81.65        18.35   CDR
                                         CummLosses

M1        AA         5.00        13.35   CDR                      18.08 CDR         14.06 CDR          16.55 CDR         12.9 CDR
                                         WAL for Prin Pmt              7.23              7.80              7.44              8.00
                                         CummLosses           79,068,458.74     80,424,337.18     74,248,487.34     75,346,946.73
                                                                   (17.19%)          (17.48%)          (16.14%)          (16.38%)

M2         A         4.25         9.10   CDR                      12.63 CDR         10.01 CDR          11.2 CDR          8.88 CDR
                                         WAL for Prin Pmt              6.01              6.31              6.14              6.45
                                         CummLosses           60,628,782.76     61,641,668.02     55,207,460.87     55,906,197.56
                                                                   (13.18%)          (13.40%)          (12.00%)          (12.15%)
M3        A-         1.50         7.60   CDR
                                         CummLosses

B1        BBB        1.00         6.60   CDR
                                         CummLosses

B2       BBB-        1.00         5.60   CDR
                                         CummLosses

B3       BBB-        1.00         4.60   CDR
                                         CummLosses

B4        BB         2.00         2.60   CDR
                                         CummLosses

                       --         2.60   CDR
                                         CummLosses
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INTIAL AND
TARGET OC            2.60         2.60
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